Prospectus supplement dated August 6, 2021
to the following prospectus(es):
INVESCO PCVUL, Options Elite (NLIC), Options Elite (NLAIC), Nationwide Select Annuity, and Multi-Flex Annuity prospectuses dated May 1, 2008
Nationwide Classic Annuity prospectus dated May 1, 2003
Evergreen Ultra Advantage prospectus dated November 25, 2003
Market Street VIP/2 Annuity (NLIC) prospectus dated May 1, 2002
NLAIC Annuity prospectus dated May 1, 2001
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
1.	At a meeting held on June 16, 2021 of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust"), the Board approved the following actions:
•	The Board approved a new subadvisory agreement with Newton Investment Management North America, LLC ("Newton US") for the Nationwide Mellon Dynamic U.S. Core Fund: Class I (the "Fund"). The Board approved this agreement because BNY Mellon Investment Management, the parent investment management organization of Mellon Investments Corporation ("Mellon"), the subadviser of the Fund, intends to restructure the investment advisory business of Mellon by transferring Mellon’s portfolio management personnel to Newton US (the "Transaction"). Upon closing of the Transaction, the Trust’s subadvisory agreement with Mellon, with respect to the Fund, will terminate and the new subadvisory agreement with Newton US will become effective and the Fund is renamed the "NVIT BNY Mellon Dynamic U.S. Core Fund: Class I". All references to the Fund’s former name in the Prospectus are replaced accordingly.
PROS-0542
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